UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 22, 2004 (Date of earliest event reported)

ATMEL CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-19032	77-0051991
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2325 Orchard Parkway, San Jose, California, 95311 (Address of principal executive offices)

(408) 441-0311 (Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of January 22, 2004, entitled “Atmel Reports Improved Financial Results for the Fourth Quarter”

Item 9.	Regulation FD Disclosure (pursuant to Item 12)

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On January 22, 2004, Atmel Corporation issued a press reporting its results for the three months and full year ended December 31, 2003. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMEL CORPORATION (Registrant)

Date: January 22, 2004	By:	/s/ Francis Barton
Francis Barton Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	No. Description

99.1	Press Release, dated as of January 22, 2004, entitled “Atmel Reports Improved Financial Results for the Fourth Quarter”